                                                                     EXHIBIT 4.2

                                                          Draft of April 4, 1996



===============================================================================

                           BECKMAN INSTRUMENTS, INC.

                                      AND

                       THE FIRST NATIONAL BANK OF CHICAGO
                                    Trustee



                                 ______________


                             SUBORDINATED INDENTURE

                         Dated as of ___________, 1996


                                 ______________

===============================================================================

         ..............................................................
    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

                  TRUST INDENTURE
                    ACT SECTION                                                                  INDENTURE SECTION
                  Section  310(a)(1)      . . . . . . . . . . . . . . . . . . . . . . . . . .    609
                              (a)(2)      . . . . . . . . . . . . . . . . . . . . . . . . . .    609
                              (a)(3)      . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
                              (a)(4)      . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    608
                                                                                                 610
                  Section  311(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    613
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    613
                  Section  312(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    701
                                                                                                 702
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    702
                              (c)         . . . . . . . . . . . . . . . . . . . . . . . . . .    702
                  Section  313(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    703
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    703
                              (c)         . . . . . . . . . . . . . . . . . . . . . . . . . .    703
                              (d)         . . . . . . . . . . . . . . . . . . . . . . . . . .    703
                  Section  314(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    704
                              (a)(4)      . . . . . . . . . . . . . . . . . . . . . . . . . .    101
                                                                                                 1004
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
                              (c)(1)      . . . . . . . . . . . . . . . . . . . . . . . . . .    102
                              (c)(2)      . . . . . . . . . . . . . . . . . . . . . . . . . .    102
                              (c)(3)      . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
                              (d)         . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
                              (e)         . . . . . . . . . . . . . . . . . . . . . . . . . .    102
                  Section  315(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    601
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    602
                              (c)         . . . . . . . . . . . . . . . . . . . . . . . . . .    601
                              (d)         . . . . . . . . . . . . . . . . . . . . . . . . . .    601
                              (e)         . . . . . . . . . . . . . . . . . . . . . . . . . .    514
                  Section  316(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    101
                              (a)(1) (A)  . . . . . . . . . . . . . . . . . . . . . . . . . .    502
                                                                                                 512
                              (a)(1) (B)  . . . . . . . . . . . . . . . . . . . . . . . . . .    513
                              (a)(2)      . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    508
                              (c)         . . . . . . . . . . . . . . . . . . . . . . . . . .    104
                  Section  317(a)(1)      . . . . . . . . . . . . . . . . . . . . . . . . . .    503
                              (a)(2)      . . . . . . . . . . . . . . . . . . . . . . . . . .    504
                              (b)         . . . . . . . . . . . . . . . . . . . . . . . . . .    1003
                  Section  318(a)         . . . . . . . . . . . . . . . . . . . . . . . . . .    107

___________________
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS

                                                                                                                            PAGE
                                                                                                                            ----
RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                          ARTICLE ONE

                                                DEFINITIONS AND OTHER PROVISIONS
                                                     OF GENERAL APPLICATION

SECTION 101.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Attributable Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Authenticating Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Board of Directors   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Board Resolution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Business Day   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Commission   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Company Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Company Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Consolidated Net Tangible Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Conversion Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Corporate Trust Office   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Covenant Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Defaulted Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Defeasance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Depositary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Equipment Held for Resale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Event of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Exchange Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Expiration Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Holder   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Investment Company Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Lien   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Maturity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5





___________________
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                                            PAGE
                                                                                                                            ----
     Opinion of Counsel   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Original Issue Discount Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Paying Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Person   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Place of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Predecessor Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Principal Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Redemption Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Regular Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Restricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Securities Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Security Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Security Registrar   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     indebtedness for money borrowed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Special Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Subsidiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     U.S. Government Obligation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Vice President   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 102.   Compliance Certificates and Opinions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 103.   Form of Documents Delivered to Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SECTION 104.   Acts of Holders; Record Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
SECTION 105.   Notices, Etc., to Trustee and Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 106.   Notice to Holders; Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 107.   Conflict with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 108.   Effect of Headings and Table of Contents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 109.   Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 110.   Separability Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 111.   Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 112.   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 113.   Legal Holidays   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


                                                          ARTICLE TWO

                                                         SECURITY FORMS

SECTION 201.   Forms Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                                                                                                                            PAGE
                                                                                                                            ----
SECTION 202.   Form of Face of Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
SECTION 203.   Form of Reverse of Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 204.   Form of Legend for Global Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 205.   Form of Trustee's Certificate of Authentication  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22


                                                         ARTICLE THREE

                                                         THE SECURITIES

SECTION 301.   Amount Unlimited; Issuable in Series   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 302.   Denominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 303.   Execution, Authentication, Delivery and Dating   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 304.   Temporary Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 305.   Registration, Registration of Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 307.   Payment of Interest; Interest Rights Preserved   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 308.   Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 309.   Cancellation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 310.   Computation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32


                                                          ARTICLE FOUR

                                                   SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
SECTION 402.   Application of Trust Money   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33


                                                          ARTICLE FIVE

                                                            REMEDIES

SECTION 501.   Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 502.   Acceleration of Maturity; Rescission and Annulment   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee  . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 504.   Trustee May File Proofs of Claim   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 505.   Trustee May Enforce Claims Without Possession of Securities  . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 506.   Application of Money Collected   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 507.   Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 508.   Unconditional Right of Holders to Receive Principal,
                      Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 509.   Restoration of Rights and Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 510.   Rights and Remedies Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                                                                                                            PAGE
                                                                                                                            ----
SECTION 511.   Delay or Omission Not Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 512.   Control by Holders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 513.   Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 514.   Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 515.   Waiver of Usury, Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41


                                                          ARTICLE SIX

                                                          THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 602.   Notice of Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 603.   Certain Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 604.   Not Responsible for Recitals or Issuance of Securities   . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 605.   May Hold Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 606.   Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 607.   Compensation and Reimbursement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 608.   Conflicting Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 609.   Corporate Trustee Required; Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 610.   Resignation and Removal; Appointment of Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 611.   Acceptance of Appointment by Successor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 612.   Merger, Conversion, Consolidation or Succession to Business  . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 613.   Preferential Collection of Claims Against Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
SECTION 614.   Appointment of Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48


                                                         ARTICLE SEVEN

                                       HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders  . . . . . . . . . . . . . . . . . . . . . . . . .  50
SECTION 702.   Preservation of Information; Communications to Holders   . . . . . . . . . . . . . . . . . . . . . . . . . .  50
SECTION 703.   Reports by Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
SECTION 704.   Reports by Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51


                                                         ARTICLE EIGHT

                                      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
SECTION 802.   Successor Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

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                                                          ARTICLE NINE

                                                    SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without Consent of Holders   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
SECTION 902.   Supplemental Indentures With Consent of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
SECTION 903.   Execution of Supplemental Indentures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 904.   Effect of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 905.   Conformity with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 906.   Reference in Securities to Supplemental Indentures   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55


                                                          ARTICLE TEN

                                                           COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 1002.  Maintenance of Office or Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 1003.  Money for Securities Payments to Be Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 1004.  Statement by Officers as to Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 1005.  Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 1006.  Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 1007.  Payment of Taxes and Other Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 1008.  Limitation on Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 1009.  Limitation on Sale and Leaseback Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
SECTION 1010.  Waiver of Certain Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60


                                                         ARTICLE ELEVEN

                                                    REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 1102.  Election to Redeem; Notice to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 1103.  Selection by Trustee of Securities to Be Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 1104.  Notice of Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
SECTION 1105.  Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 1106.  Securities Payable on Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 1107.  Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63


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                                                         ARTICLE TWELVE

                                                    CONVERSION OF SECURITIES

SECTION 1201.  Applicability; Conversion Privilege and Conversion Price   . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 1202.  Exercise of Conversion Privilege   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 1203.  Fractions of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
SECTION 1204.  Adjustment of Conversion Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
SECTION 1205.  Notice of Adjustments of Conversion Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
SECTION 1206.  Notice of Certain Corporate Action   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
SECTION 1207.  Company to Reserve Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 1208.  Taxes on Conversions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 1209.  Covenant as to Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 1210.  Cancellation of Converted Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 1211.  Provisions in Case of Consolidation, Merger or Sale of Assets  . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 1212.  Responsibility of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72


                                                        ARTICLE THIRTEEN

                                                         SINKING FUNDS

SECTION 1301.  Applicability of Article   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 1302.  Satisfaction of Sinking Fund Payments with Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 1303.  Redemption of Securities for Sinking Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73


                                                        ARTICLE FOURTEEN

                                               DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.  Company's Option to Effect Defeasance or Covenant Defeasance   . . . . . . . . . . . . . . . . . . . . . . .  74
SECTION 1402.  Defeasance and Discharge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
SECTION 1403.  Covenant Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
SECTION 1404.  Conditions to Defeasance or Covenant Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
SECTION 1405.  Deposited Money and U.S. Government Obligations to Be
                      Held in Trust; Miscellaneous Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 1406.  Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78


                                                        ARTICLE FIFTEEN

                                                  SUBORDINATION OF SECURITIES

SECTION 1501.  Securities Subordinate to Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 1502.  Payment Over of Proceeds Upon Dissolution, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
SECTION 1503.  No Payment When Senior Indebtedness in Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80


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SECTION 1504.  Payment Permitted If No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
SECTION 1505.  Subrogation to Rights of Holders of Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . .  81
SECTION 1506.  Provisions Solely to Define Relative Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
SECTION 1507.  Trustee to Effectuate Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
SECTION 1508.  No Waiver of Subordination Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
SECTION 1509.  Notice to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
SECTION 1510.  Reliance on Judicial Order or Certificate of Liquidating Agent   . . . . . . . . . . . . . . . . . . . . . .  83
SECTION 1511.  Trustee Not Fiduciary for Holders of Senior Indebtedness   . . . . . . . . . . . . . . . . . . . . . . . . .  83
SECTION 1512.  Rights of Trustee as Holder of Senior Indebtedness;
                      Preservation of Trustee's Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
SECTION 1513.  Article Applicable to Paying Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
SECTION 1514.  Defeasance of this Article Fifteen   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

          INDENTURE, dated as of __________, 1996, between Beckman Instruments, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 2500 Harbor Boulevard, Fullerton, California 92634 and The First National Bank of Chicago, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.   Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted--at the date of this instrument--at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act," when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Value," when used with respect to any sale and leaseback transaction means, as of the time of determination, the total obligation (discounted to present value at the highest rate of interest specified by the terms of any series of Securities then Outstanding compounded semi-annually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such sale and leaseback transaction.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Tangible Assets" of the Company means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

          "Conversion Price" has the meaning specified in Section 1201.

          "Corporate Trust Office" means the principal office of the Trustee in the City of Chicago, Illinois at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1403.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Defeasance" has the meaning specified in Section 1402.

          "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

          "Equipment Held for Resale" means instrument systems and related accessories and components manufactured or assembled by the Company that are owned and held for placement in facilities of the Company's customers.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Expiration Date" has the meaning specified in Section 104.

          "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

          "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

          "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 501(4) or 501(5).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3)  Securities as to which Defeasance has been effected pursuant to
     Section 1402; and

          (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any real property of the Company or any of its Subsidiaries, and any equipment located at or comprising a part of any such property, having a net book value, as of the date of determination, in excess of the greater of $50,000,000 and 10% of Consolidated Net Tangible Assets of the Company; provided, however, that Principal Property shall not include Equipment Held for Resale.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary of the Company which owns or leases a Principal Property.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means the principal of (and premium, if any) and interest on (a) all indebtedness of the Company (including indebtedness of others guaranteed by the Company) other than the Securities, which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (b) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction to which the Company is a party and (c) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation, unless in any case in the instrument creating or evidencing any such indebtedness or obligation or pursuant to which the same is outstanding it is provided that such indebtedness or obligation is not superior in right of payment to the Securities or such indebtedness or obligation is subordinated to senior indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness, in each case whether such indebtedness or obligation is outstanding on the date of Indenture or thereafter created, incurred or assumed. The term "indebtedness for money borrowed" when used with respect to the Company shall mean any obligation of, or obligation guaranteed by, the Company for repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation of, or any such obligation guaranteed by the Company, for the payment of the purchase price of property or assets (but not including trade payables).

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity," when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "U.S. Government Obligation" has the meaning specified in Section
1404.

          "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."


SECTION 102.   Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.   Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders; Record Dates.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.   Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services Division, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.   Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.   Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.   Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.   Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.   Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.


SECTION 113.   Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.


                                  ARTICLE TWO

                                 SECURITY FORMS


SECTION 201.   Forms Generally.

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


SECTION 202.   Form of Face of Security.

          [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                           BECKMAN INSTRUMENTS, INC.

                          [Insert title of Securities]

No. _________                                                       $ ________

          Beckman Instruments, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred
to), for value received, hereby
promises to pay to ___________________________________, or registered assigns, the principal sum of __________________________________________ Dollars on
_____________________________________ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from _________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ________ and ________ in each year, commencing _______, at the rate of ___% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- , provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____ or _____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in __________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                       BECKMAN INSTRUMENTS, INC.


                                       By______________________________

Attest:


_____________________________




SECTION 203.   Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of __________, 1996 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $_______].

          [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on _________________ or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a Conversion Price of $_________ per share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in the City of ____________, or in the City of _______________, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an instalment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractional shares or scrip representing fractional shares of Common Stock will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property so receivable is not the same for each non-electing share of Common Stock of the Company, then the kind and amount of securities, cash and other property so receivable by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on _______ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after _____, 19___], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before __________, ___%, and if redeemed] during the 12-month period beginning ________ of the years indicated,

                       Redemption                                        Redemption
 Year                     Price                 Year                        Price
 ----                 -------------             ----                    -------------






and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on __________ in any year commencing with the year ___ and ending with the year ___ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _________ of the years indicated,


                             Redemption Price                    Redemption Price For
                              For Redemption                     Redemption Otherwise
                           Through Operation of                 Than Through Operation
 Year                        the Sinking Fund                    of the Sinking Fund
 ----                     ----------------------              -------------------------


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to _________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

          [If applicable, insert -- The sinking fund for this series provides for the redemption on _______ in each year beginning with the year ______ and ending with the year _____ of [if applicable, insert -- not less than $_______ ("mandatory sinking fund") and not more than] $______ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

          [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

          [If the Security is not an Original Issue Discount Security, insert
- -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon such provisions.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $_______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.   Form of Legend for Global Securities.

          Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


SECTION 205.   Form of Trustee's Certificate of Authentication.

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                                                As Trustee


                                       By__________________________________
                                                         Authorized Officer


                                 ARTICLE THREE

                                 THE SECURITIES


SECTION 301.   Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of any Securities of the series is payable;

          (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

          (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

         (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

         (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

         (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

         (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

         (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1402 or
     Section 1403 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

         (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause
     (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

         (17) if applicable, that the Securities of the series shall be convertible as provided in Article Twelve;

         (18) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

         (19) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

         (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(5)).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen.


SECTION 302.   Denominations.

          The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.


SECTION 303.   Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


SECTION 304.   Temporary Securities.

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.


SECTION 305.   Registration, Registration of Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 1103 and ending at the close of business on the day of such mailing, or
(B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

          (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.


SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.   Payment of Interest; Interest Rights Preserved.

          Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          In the case of any Security that is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest after the date of conversion of such Security shall not be payable.


SECTION 308.   Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.   Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any

Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.   Computation of Interest.

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 401.   Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                     (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.   Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES


SECTION 501.   Events of Default.

          "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fifteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) having an aggregate principal amount outstanding of at least $15,000,000, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company having an aggregate principal amount outstanding of at least $15,000,000, whether such indebtedness now exists or shall hereafter be created, which default (A) shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or (B) shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without, in the case of Clause (A), such indebtedness having been discharged or without, in the case of Clause (B), such indebtedness having been discharged or such acceleration having been rescinded or annulled, in each such case within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(6) or 501 (7) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.   Trustee May File Proofs of Claim.

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.   Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: Subject to Article Fifteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.


SECTION 507.   Limitation on Suits.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section
307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.   Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.   Control by Holders.

          The Holders of at least a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.   Waiver of Past Defaults.

          The Holders of at least a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.   Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


SECTION 515.   Waiver of Usury, Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE


SECTION 601.   Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.   Notice of Defaults.

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


SECTION 603.   Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.   May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


SECTION 608.   Conflicting Interests.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series, or a trustee under the Senior Indenture, dated as of __________, 1996, between the Company and the Trustee.


SECTION 609.   Corporate Trustee Required; Eligibility.

          There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accor-dance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.   Resignation and Removal; Appointment of Successor.

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the

Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


SECTION 611.   Acceptance of Appointment by Successor.

          In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring

Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.   Appointment of Authenticating Agent.

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                                                As Trustee


                                       By_________________________________,
                                                   As Authenticating Agent



                                       By_________________________________
                                                        Authorized Officer

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee

          (1) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding June 15 or December 15, as the case may be, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.   Preservation of Information; Communications to Holders.

          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.   Reports by Trustee.

          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.


SECTION 704.   Reports by Company.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust or other entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 802.   Successor Substituted.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES


SECTION 901.   Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor
     (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.


SECTION 902.   Supplemental Indentures With Consent of Holders.

          With the consent of the Holders of at least a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.   Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.   Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.   Reference in Securities to Supplemental Indentures.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   COVENANTS


SECTION 1001.  Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Securities Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company

(or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.  Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 1005.  Existence.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1006.  Maintenance of Properties.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1007.  Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1008.  Limitation on Liens.

          The Company will not, and will not permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any indebtedness of the Company or any Subsidiary secured by a Lien upon any Principal Property (defined below), or upon shares of capital stock or evidences of indebtedness issued by any Restricted Subsidiary and owned by the Company or any Restricted Subsidiary, now owned or hereafter owned by the Company, without making effective provision to secure all of the Securities of each series then outstanding by such Lien, equally and ratably with any and all other indebtedness thereby secured, so long as such indebtedness shall be so secured.

          The foregoing restrictions shall not apply, however, to (1) Liens on any property existing at the time of the acquisition thereof; (2) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, provided that such Lien as a result of such merger, consolidation, sale, lease or other disposition is not extended to property owned by the Company or such Restricted Subsidiary immediately prior thereto; (3) Liens on property of a corporation existing at the time such corporation becomes a Restricted Subsidiary; (4) Liens securing indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary; (5) Liens to secure all or part of the cost of acquisition, construction, development or improvement of the underlying property, or to secure indebtedness incurred to provide funds for any such purpose, provided that the commitment of the creditor to extend the credit secured by any such Lien shall have been obtained not later than twenty-four months after the later of (a) the completion of the acquisition, construction, development or improvement of such property or (b) the placing in operation of such property or of such property as so constructed, developed or improved; (6) Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise; provided that the Company must have disposed of such property within 180 days from the creation of such Liens and any indebtedness secured by such Liens shall be without recourse to the Company or any Subsidiary; (7) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; (8) Liens to secure indebtedness of joint ventures in which the Company or a Restricted Subsidiary has an interest, to the extent such Liens are on property or assets of, or equity interests in, such joint ventures; (9) Liens on Equipment Held for Resale; and (10) any indebtedness secured by Liens existing on the date of the Indenture or any extension, renewal or replacement or refunding of any Lien existing on the date of the Indenture or referred to in clauses (1) to (3) or (5); provided, however, that the aggregate principal amount of indebtedness secured thereby and not otherwise authorized by clauses (1) to (3) or (5), shall not exceed the aggregate principal amount of indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement, or refunding, so secured at the time of such extension, renewal, replacement or refunding.

          Notwithstanding the restrictions described above, the Company and its Restricted Subsidiaries may incur, issue, assume or guarantee debt secured by Liens without equally and ratably securing the Securities of each series then outstanding, provided, that at the time of such incurrence, issuance, assumption or guarantee, after giving effect thereto and to the retirement of any indebtedness which is concurrently being retired, the aggregate amount of all outstanding indebtedness secured by Liens so incurred, other than any indebtedness secured by Liens permitted as described in clauses (1) through
(10) above, and together with all outstanding Attributable Value of all sale and leaseback transactions permitted as described in Section 1009 hereof does not exceed 15% of the Consolidated Net Tangible Assets (defined below) of the Company.

SECTION 1009.  Limitation on Sale and Leaseback Transactions.

          Sale and leaseback transactions by the Company or any Restricted Subsidiary involving any Principal Property are prohibited unless either (1) the Company or its Restricted Subsidiaries would be entitled pursuant to the provisions described in clauses (1) through (10) of the second paragraph of
Section 1008 hereof to issue assume or guarantee indebtedness secured by a Lien on such Principal Property without equally and ratably securing the Securities of each series than outstanding or (2) the Company or such Restricted Subsidiary shall apply, or cause to be applied to the retirement of its secured debt within 120 days after the effective date of the sale and leaseback transaction, an amount not less than the greater of (i) the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or (ii) the fair market value of the Principal Property so leased. This restriction will not apply to a sale and leaseback transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries or involving the taking back of a lease for a period of less than three years.

          Notwithstanding the restrictions described above, the Company or any Restricted Subsidiary may enter into a sale and leaseback transaction provided, that at the time of such transaction, after giving effect thereto, the Attributable Value thereof, together with all indebtedness secured by Liens permitted pursuant to Section 1008 hereof other than all indebtedness secured by Liens permitted as described in clauses (1) through (10) of the second paragraph of Section 1008 hereof and other than the Attributable Value of such sale and leaseback transactions permitted by the preceding paragraph, does not exceed 15% of Consolidated Net Tangible Assets of the Company.


SECTION 1010.  Waiver of Certain Covenants.

          Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in Sections 1008 or 1009, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 1101.  Applicability of Article.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.


SECTION 1102.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1104.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

          (6)  that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105.  Deposit of Redemption Price.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


SECTION 1107.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES


SECTION 1201.  Applicability; Conversion Privilege and Conversion Price.

          Securities of any series which are convertible into Common Stock of the Company shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security of a series which is convertible or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion privilege shall expire at the close of business on the date specified for Securities of such series. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Redemption Date, unless the company defaults in making the payment due upon redemption.

          The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be the price specified in relation to Securities of such series pursuant to Section 301. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4), (5), (6) and (9) of Section 1204.


SECTION 1202.  Exercise of Conversion Privilege.

          In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the fourth paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

          In the case of any Security (including any Global Security) which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security; provided that if a Global Security is so converted in part, the new Global Security shall be in a denomination equal to the unconverted portion of the principal amount of the Global Security so converted in part.


SECTION 1203.  Fractions of Shares.

          No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof), so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof) the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (determined as provided in the last sentence of paragraph 6 of Section 1204) at the close of business on the day of conversion.


SECTION 1204.  Adjustment of Conversion Price.

          (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (2) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the retained surplus of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 1211 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and
(II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of other consideration payable in respect of any tender offer (of the type described paragraph (6) below) by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section has been made, exceeds 10% of the product of the current market price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of all classes of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date for determination.

          (6) In case, after the date of this Indenture, a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of the Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in paragraph
(8) of this Section) of the Common Stock as of the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (6) by a fraction of which the numerator shall be the sum of the products of the number of shares of the Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the respective current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of
(x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of the Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1211 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" with the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

          (8) For the purpose of computation under paragraphs (2), (4), (5) and (6) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 15 consecutive Business Days selected by the Company commencing not less than 20 nor more than 30 Business Days before the day in question. The closing price for each day shall be the last reported sales price regular way on the composite tape or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          (9) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (10) Notwithstanding the provisions of this Article, the Conversion Price per share shall not be reduced to less than the par value thereof as a result of any adjustment made hereunder unless, under applicable law then in effect, Securities may be converted, at such lower Conversion Price, into legally issued fully-paid and nonassessable shares of Common Stock.

          (11) The granting of the right to purchase shares of Common Stock (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Stock purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company and/or the investment of periodic optional payments and/or stock option plans and/or employee benefit or similar plans at a price per share of not less than 95 percent of the current market price per share (determined as provided in such plans) of the Common Stock (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Company.

          (12) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such Conversion Price; provided, however, that any adjustment which by reason of this paragraph (12) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.


SECTION 1205.  Notice of Adjustments of Conversion Price.

          Whenever the Conversion Price is adjusted as herein provided:

          (a) the Company shall compute the adjusted Conversion Price in accordance with Section 1204 and shall prepare a certificate signed by the principal financial officer or principal accounting officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Corporate Trust Office of the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

          (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.


SECTION 1206.  Notice of Certain Corporate Action.

          In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) the Company shall authorize the granting to all holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in Clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of any dividend, distribution, rights, warrants, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or the vote on any such action.

SECTION 1207.  Company to Reserve Common Stock.

          The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.


SECTION 1208.  Taxes on Conversions.

          The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.


SECTION 1209.  Covenant as to Common Stock.

          The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1208, the Company will pay all taxes, liens and charges with respect to the issue thereof.


SECTION 1210.  Cancellation of Converted Securities.

          All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.


SECTION 1211.  Provisions in Case of Consolidation, Merger or Sale of Assets.

          In case of any consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each convertible Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

          Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.


SECTION 1212.  Responsibility of Trustee.

          Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any fact exists which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration, validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue or transfer or deliver any Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article Twelve.

                                ARTICLE THIRTEEN

                                 SINKING FUNDS


SECTION 1301.  Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

          The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.


SECTION 1302.  Satisfaction of Sinking Fund Payments with Securities.

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


SECTION 1303.  Redemption of Securities for Sinking Fund.

          Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1401.  Company's Option to Effect Defeasance or Covenant Defeasance.

          The Company may elect, at its option at any time, to have Section 1402 or Section 1403 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1402 or 1403, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.


SECTION 1402.  Defeasance and Discharge.

          Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article Fifteen shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1403 applied to such Securities.

SECTION 1403.  Covenant Defeasance.

          Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 801(3), Sections 1006 through 1009, inclusive, and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities, (2) the occurrence of any event specified in Sections 501(4) (with respect to any of Section 801(3), Sections 1006 through 1009, inclusive, and any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)), 501(5) and 501(8) shall be deemed not to be or result in an Event of Default, and (3) the provisions of Article Fifteen shall cease to be effective in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)) or Article Fifteen, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to the application of Section 1402 or Section 1403 to any Securities or any series of Securities, as the case may be:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the

     United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the event of an election to have Section 1402 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 1403 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and
     (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (9) At the time of such deposit, (A) no default in the payment of any principal of or premium or interest on any Senior Indebtedness shall have occurred and be continuing, (B) no event of default with respect to any Senior Indebtedness shall have resulted in such Senior Indebtedness becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Indebtedness has been made or duly provided for), and (C) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable.

          (10) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.


SECTION 1405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1406, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1404 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article Fifteen.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


SECTION 1406.  Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1402 or 1403 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1405 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


                                ARTICLE FIFTEEN

                          SUBORDINATION OF SECURITIES


SECTION 1501.  Securities Subordinate to Senior Indebtedness.

          The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Fourteen), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.





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

SECTION 1502.  Payment Over of Proceeds Upon Dissolution, Etc.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on or other obligations in respect of the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment before all Senior Indebtedness is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


SECTION 1503.  No Payment When Senior Indebtedness in Default.

          In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness, before the Holders of the Securities are entitled to receive any Securities Payment.

          In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, then no Securities Payment shall be made.

          In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1502 would be applicable.


SECTION 1504.  Payment Permitted If No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1502 or under the conditions described in Section 1503, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such Securities Payment would have been prohibited by the provisions of this Article.


SECTION 1505.  Subrogation to Rights of Holders of Senior Indebtedness.

          Subject to the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


SECTION 1506.  Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 1507.  Trustee to Effectuate Subordination.

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1508.  No Waiver of Subordination Provisions.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


SECTION 1509.  Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least [two] Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within [two] Business Days prior to such date.

          Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of

Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1510.  Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1511.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


SECTION 1512. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1513.  Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1512 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1514.  Defeasance of this Article Fifteen.

          The subordination of the Securities provided by this Article Fifteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Fourteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Fifteen.
                         _____________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       BECKMAN INSTRUMENTS, INC.


                                       By________________________________

Attest:

______________________________

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By_________________________________

Attest:

______________________________

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


          On the ___ day of ________, ____, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is ______________ of ____________________________, one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                       __________________________________


STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


          On the ___ day of ________, ____, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is ______________ of ____________________________, one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                       __________________________________